UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2016

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-02783-S	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

_________________________

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2016, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Sigma Labs, Inc. (“our” or the “Company”), our stockholders approved an amendment (the “Amendment”) to our 2013 Equity Incentive Plan (the “2013 Plan”), to increase the number of shares of our common stock reserved for issuance under the 2013 Plan by 638,538 shares of our common stock to a total of 750,000 shares (on a post-March 2016 reverse stock split basis). The Amendment previously had been approved by our board of directors on March 1, 2016, subject to stockholder approval. The Amendment became effective immediately upon stockholder approval at the Annual Meeting.

Persons eligible to participate in the 2013 Plan will continue to include all employees, officers and directors of, and consultants and advisers to, the Company or our affiliates, as determined by the administrator of the 2013 Plan. Pursuant to the 2013 Plan, the Company is authorized to grant “incentive stock options” and “non-qualified stock options”, grant or sell common stock subject to restrictions or without restrictions, and grant stock appreciation rights. A copy of the 2013 Plan is attached as Exhibit 10.9 to the Company’s Form 10-K, filed on April 16, 2013, for the fiscal year ended December 31, 2012.

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting of Stockholders

The Annual Meeting was held on April 28, 2016. Our stockholders acted upon the following proposals at the Annual Meeting:

•	Proposal 1: To elect Mark J. Cola, Thomas O’Mara, and Michael Thacker to our board of directors to serve as directors until the 2017 Annual Meeting of stockholders;

•	Proposal 2: To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance by 7,500,000 shares, to a total of 15,000,000 shares (on a post-March 2016 reverse stock split basis);

•	Proposal 3: To approve the Amendment to increase the number of shares of common stock reserved for issuance under the 2013 Plan by 638,538 shares, to a total of 750,000 shares (on a post-March 2016 reverse stock split basis); and

•	Proposal 4: To ratify the selection of Pritchett, Siler & Hardy, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Voting Results (voting results are presented on a pre-March 2016-reverse stock split basis)

Proposal 1: Mark J. Cola, Thomas O’Mara and Michael Thacker were elected as directors on the following vote:

•	Mark J. Cola was elected with 247,071,555 “FOR” votes and 11,887,070 “WITHHELD” votes;

•	Thomas O'Mara was elected with 242,372,649 “FOR” votes and 16,585,976 “WITHHELD” votes; and

•	Michael Thacker was elected with 240,685,877 “FOR” votes and 18,272,748 “WITHHELD” votes.

In addition, there were 200,982,639 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 370,846,824 “FOR” votes, 79,095,092 “AGAINST” votes and 9,999,347 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 225,753,474 “FOR” votes, 26,522,234 “AGAINST” votes and 6,682,917 “ABSTAIN” votes. There were 2,009,826 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 451,850,513 “FOR” votes, 4,019,950 “AGAINST” votes and 4,070,801 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

ITEM 8.01     OTHER EVENTS.

On April 28, 2016, the Company showed a slide presentation at the Annual Meeting, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Slide presentation at the Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2016	SIGMA LABS, INC. By: /s/ Mark J. Cola Name: Mark J. Cola Title: President and Chief Executive Officer